SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities
          Exchange Act of 1934 (Amendment No. [   ])



[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

(Check the Appropriate Box)
[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
     Sec. 240.14a-12


                  FIRST PHILSON FINANCIAL CORPORATION
-----------------------------------------------------------------
          (Name of Registrant as Specified in its Charter)



-----------------------------------------------------------------
(Name of Person (s) Filing Proxy Statement, if other than the
 Registrant)

Payment of  Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)
     (4) and O-11.

      1) Title of each class of securities to which transaction applies:_______________________________________________

      2) Aggregate number of securities to which transaction applies:_______________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):__________________________

      4)  Proposed maximum aggregate value of transaction: ______

      5)  Total fee paid:________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously paid:________________________________

      2)  Form, Schedule or Registration Statement No.:__________

      3)  Filing Party:__________________________________________

      4)  Date Filed:____________________________________________

  FIRST PHILSON
  FINANCIAL
  CORPORATION
=================================================================
  P O Box 220  Berlin Pennsylvania  15530-0220   (814) 267-4666


NOTICE OF ANNUAL
MEETING OF
STOCKHOLDERS
AND PROXY
STATEMENT



FIRST PHILSON FINANCIAL CORPORATION
534 Main Street
Berlin, Pennsylvania 15530



To be held April 15, 1997




          Mailed to Stockholders March 14, 1997

  FIRST PHILSON
  FINANCIAL
  CORPORATION
=================================================================
  P O Box 220  Berlin Pennsylvania  15530-0220   (814) 267-4666



                                 March 14, 1997



Dear Stockholder:

     You will find enclosed the Notice of Meeting, Proxy
Statement and Proxy for the Annual Meeting of Stockholders of First Philson Financial Corporation, which will be held at l:30 p.m. on Tuesday, April 15, 1997, at the Corporation's principal office, 534 Main Street, Berlin, Pennsylvania 15530.

     Please review the enclosed material and sign, date and return the proxy card whether you plan to attend or not so that the matters coming before the meeting may be acted upon.

    I look forward to meeting our stockholders and welcome the opportunity to discuss the business of your Corporation with you.


                                 Very truly yours,

                                 /s/ Geo. W. Hay

                                 Geo. W. Hay
                                 President and Chief
                                 Executive Officer


Enclosures

  FIRST PHILSON
  FINANCIAL
  CORPORATION
=================================================================
  P O Box 220  Berlin Pennsylvania  15530-0220   (814) 267-4666



                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



To the Stockholders:

     NOTICE IS HEREBY GIVEN that, pursuant to the call of its Board of Directors, the Annual Meeting of Stockholders of First Philson Financial Corporation will be held at the Corporation's principal office, 534 Main Street, Berlin, Pennsylvania 15530, on Tuesday, April 15, 1997, at l:30 p.m., prevailing time, for the purpose of considering and voting on the following matters:

     l. Election of four directors for a term of three years.

     2. Such other business as may properly come before the meeting or any adjournment thereof.

     Only those stockholders of record at the close of business on February 28, 1997, shall be entitled to notice of and to vote at the meeting. A Proxy Statement, a form of proxy and a self-addressed envelope are enclosed. Complete, date and sign the proxy. Return it promptly in the envelope which requires no postage if mailed in the United States. If you attend the meeting, you may then withdraw your proxy and vote in person.

     This Notice, the accompanying Proxy Statement and form of proxy are sent to you by order of the Board of Directors.





                                 Cathy E. Webreck
                                 Corporate Secretary



March 14, 1997

                 FIRST PHILSON FINANCIAL CORPORATION
                           534 MAIN STREET
                      BERLIN, PENNSYLVANIA 15530

                          PROXY STATEMENT

                           INTRODUCTION

     The Proxy Statement and enclosed form of proxy are being mailed to the stockholders of First Philson Financial Corporation (the "Corporation"), on or about March 14, 1997, in connection with the solicitation of proxies by the Board of Directors of the Corporation. The proxies will be voted at the Annual Meeting of the Stockholders to be held on April 15, 1997, at l:30 p.m., prevailing time, at the Corporation's principal office, 534 Main Street, Berlin, Pennsylvania 15530. Proxies may be revoked at will at any time before they have been exercised by the filing with the Secretary of the Corporation of an instrument of revocation, by duly executed proxy bearing a later date or by appearing at the Annual Meeting and giving notice of intention to vote in person.

     The costs of the solicitation of proxies will be borne by the Corporation. In addition to the use of the mails, directors and officers of the Corporation may solicit proxies, without additional compensation, by telephone or telecopier.
Arrangements may be made by the Corporation with banks, brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares held by them of record, and the Corporation may reimburse them for reasonable expense they incur in so doing.

     The Corporation's Annual Report for the year ended December
31, 1996, is enclosed with this Proxy Statement. It should not be regarded as proxy solicitation material.

                       VOTING SECURITIES

     As of the close of business on February 28, 1997 (the "Record Date"), there were outstanding 435,600 shares of Common Stock of the Corporation ("Common Stock"), the only class of capital stock of the Corporation outstanding and entitled to vote. Only stockholders of record as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Each such stockholder is entitled to one vote for each such share held.

      BENEFICIAL OWNERSHIP BY CERTAIN PERSONS AND MANAGEMENT

     There is set forth below information with respect to the beneficial ownership, as of the Record Date, of certain persons, including directors and nominees for director, of shares of the Common Stock.


Name of Beneficial         Amount and Nature    Percent of Class
------------------         -----------------    ----------------
Owner                      of Ownership <F1><F2>
-----                      ---------------------
Lewis W. Berkley                3,169                <F*>
  Berlin, Pennsylvania
Richard P. Bulow                1,000                <F*>
  Somerset, Pennsylvania
Gregory A. Croner <F3>         44,849                  10.30
  Berlin, Pennsylvania
James E. Croner <F4>           32,458                   7.45
  Berlin, Pennsylvania
Tommy R. Croner                 2,912                <F*>
  Berlin, Pennsylvania
Theodore Deskevich <F5>         1,046                <F*>
  Somerset, Pennsylvania
George W. Hay <F5>              8,717                   2.00
  Rockwood, Pennsylvania
George R. Shafer                1,300                <F*>
  Somerset, Pennsylvania
Gary W. Sterner                14,000                   3.21
  Biglerville, Pennsylvania
Earl K. Wahl, Jr.               4,748                   1.09
  Somerset, Pennsylvania
H. Dean White                   1,200                <F*>
  Indian Head, Pennsylvania
Officers, Directors and       117,384                  26.95
  Nominees for Directors
  as a Group <F5><F6>
----------

<F*>Less than l%

<Fl> Each of the identified beneficial owners, including the officers, directors and nominees for director as a group, has sole investment and voting power as to all the shares shown as beneficially owned with the exception of those held by certain officers, directors and nominees for director jointly with their spouses or directly by their spouses or other relative.

<F2> Shares are deemed to be beneficially owned if a person
     directly or indirectly has or shares power to vote or dispose of the shares.

<F3> Includes indirect ownership of 34,405 shares of Common Stock through corporate ownership interests and family trusts.

<F4> Includes indirect ownership of 20,620 shares of Common Stock through corporate ownership.

<F5> Includes 297 shares of Common Stock held in the Employee
     Stock Ownership Plan of First Philson Bank, N.A. (the "Bank") credited to Mr. Hay, 46 shares credited to Mr. Deskevich and 1,985 shares credited to participating officers as a group.

<F6> The group consists of fourteen persons, being one officer of the Corporation and two senior officers of the Bank as of the Record Date, directors and nominees for director.


                   Principal Holders of Stock

     Except as set forth in the following table, no person is known to the Corporation's management to own of record or beneficially 5% or more of the outstanding Common Stock as of the Record Date:

                                          Common Stock
                                   -----------------------
                                    Amount         Percent
Name and Address                   -------         -------
Beneficial Owner
----------------

First Philson Bank, N.A.           41,212             9.46
Employee Stock Ownership Plan
Berlin, Pennsylvania 15530

Gregory A. Croner <F1>             44,849            10.30
Berlin, Pennsylvania  15530

James E. Croner <F2>               32,458             7.45
Berlin, Pennsylvania 15530

<F1> Includes indirect ownership of 34,405 shares of Common Stock through corporate ownership interests and family trusts.

<F2> Includes indirect ownership of 20,620 shares of Common Stock through corporate interests.

                      ELECTION OF DIRECTORS

     The Corporation's Articles of Incorporation provide that there shall be three classes of directors as nearly equal in number as possible, each class being elected for a three-year term and only one class being elected each year beginning in 1985. The total number of directors shall be that number from time to time determined by a resolution adopted by a majority vote of the directors then in office or by resolution of the stockholders at a meeting thereof. There shall be not less than three directors. The number of directors for 1997 has been set at 11.

     The Board of Directors has nominated Messrs. Lewis W. Berkley, James E. Croner, Gary W. Sterner and Earl K. Wahl, Jr. for election as Class III directors for three-year terms to expire at the 2000 Annual Meeting of Stockholders, or until their successors are duly elected and qualified. All Class III directors were elected by the stockholders at the 1994 Annual Meeting. The remaining seven directors will continue to serve in accordance with their previous election with the terms of the Class I and Class II directors expiring in 1998 and 1999, respectively.

     Each stockholder has one vote for each share registered in his or her name and does not have cumulative voting rights. Unless authority is withheld as to a particular nominee or as to all nominees, all proxies will be voted for the nominees listed below.

     It is intended that shares represented by proxies will be voted for the nominees listed below, each of whom is now a director of the Corporation and each of whom has expressed his willingness to serve, or for any substitute nominee or nominees designated by the Board of Directors in the event any nominee or nominees become unavailable for election. The four persons receiving the highest number of votes for Class III directors will be elected. The Board of Directors has no reason to believe that any of the nominees will not serve if elected.

     In the following tables are set forth as to each of the nominees for election as Class III directors and as to each of the continuing Class I and Class II directors his age, principal occupation and business experience, the period during which he has served as a director of the Corporation, the Bank or an affiliate and other business relationships. There are no family relationships between any of the persons listed below except Mr. Berkley and Mr. Hay are first cousins, and the Messrs. Croner are first cousins.

           Nominees For Election As Class III Directors
                      Terms Expire in 2000
                                             Directorship
Name and Principal           Director        in other
Occupation <F1>       Age   Since <F2><F3>  Reporting Companies
------------------    ---   --------------  ---------------------
Lewis W. Berkley       65         1971              None
Owner, Crystal
Springs Farm

James E. Croner        53         1984              None
President, Croner,
Inc. (Coal Operator)

Gary W. Sterner        61         1965              None
Retired Investor

Earl K. Wahl, Jr.      56         1985              None
Private Investor

THE BOARD OF DIRECTORS RECOMMENDS THE ABOVE NOMINEES BE ELECTED.

                              4

                       Class II Directors
                      Terms Expire in 1999

                                             Directorship
Name and Principal           Director        in other
Occupation <F1>       Age   Since <F2><F3>  Reporting Companies
------------------    ---   --------------  ---------------------
Tommy R. Croner        54         1990       Pro Fac Cooperative
President,
T. Rich, Inc.
(family farm
corporation)

George W. Hay          55         1986              None
President and Chief
Executive Officer of
the Corporation and
Bank

George R. Shafer       63         1994              None
Pharmacist - President
Somerset Drug Co., Inc.

                       Class I Directors
                      Terms Expire in 1998


                                             Directorship
Name and Principal           Director        in other
Occupation <F1>       Age   Since <F2><F3>  Reporting Companies
------------------    ---   --------------  ---------------------
Richard P. Bulow
Registered Securities  59         1994              None
Representative

Gregory A. Croner      45         1985              None
Secretary, Treasurer
Croner, Inc.
(Coal Operator)

Theodore Deskevich     51         1994              None
Treasurer of the
Corporation and
Executive Vice
President and Chief
Financial Officer of
the Bank

H. Dean White          69         1993              None
Retired, Former
School Administrator


                              5

<F1> All directors and nominees have held the positions indicated
     or another senior executive position with the same entity or one of its affiliates or predecessors for the past five years.

<F2> Reflects the earlier of the first year as a director of the
     Corporation or the Bank or N.B.W.P., Inc. or National Bank of Western Pennsylvania, predecessors to the Corporation and the Bank, respectively.

<F3> Messrs. G. Croner and Deskevich, incumbent Class I
     directors, were elected by the stockholders at the 1995 Annual Meeting. Messrs. Bulow and White, also incumbent Class I directors, were elected by the stockholders at the 1996 Annual Meeting. All incumbent Class II directors were elected by the stockholders at the 1996 Annual Meeting. All incumbent Class III directors were elected by the stockholders at the 1994 Annual Meeting.


Board and Committees

     The Board of Directors of the Corporation has various committees including an Executive Committee and an Audit Committee. During the year 1996, the Board of Directors of the Corporation held 5 meetings and the Board of Directors of the Bank held 12 regular meetings. The Audit Committee held 8 meetings, and the Executive Committee 4 meetings. The Executive and Audit Committees of the Corporation and the Bank comprise the same persons. Each director attended at least 75% of the combined total of meetings of the Board of Directors and each committee of which he was a member.

     The Executive Committee possesses and exercises the power of the Board of Directors when the Board is not in session except for action required by the full Board pursuant to a statute or the By-laws and for such duties as are specifically withheld by the Board of Directors or assigned to other committees. The Executive Committee is presently comprised of Messrs. Berkley, G. Croner, T. Croner, Deskevich, Hay, Sterner and White, who also constitute the Executive Committee of the Bank.

     The Audit Committee is responsible for recommending to the Board of Directors the appointment of an independent public accountant to audit the books and accounts of the Corporation and the Bank; reviewing the reports of the Audit Department and the reports of examination conducted by the bank and bank holding company regulators and of independent public accountants; reviewing the adequacy of internal audit and control procedures; and reporting to the Board of Directors. The Audit Committee is presently comprised of Messrs. Bulow, G. Croner, J. Croner, T. Croner and Sterner, who also constitute the Audit Committee of the Bank.

     The Corporation presently does not have a separate
Nominating Committee. The Bank has a Human Resource Committee consisting of

Messrs. G. Croner, J. Croner, Hay, Shafer, Wahl and White.  This
Committee met 4 times in 1996.

                      EXECUTIVE COMPENSATION

Compensation of Directors

     G. Croner, Chairman of Board, receives $750 for each Board meeting attended. All other Directors are paid $600 for each Board meeting they attend, and all Directors, except Messrs. Hay and Deskevich, are paid $75 for each committee meeting they attend. Messrs. Hay and Deskevich, as officers, are not compensated for attending committee meetings. A total of $100,380 was paid as Director's fees in 1996.

Executive Compensation

     The following persons are considered to be Executive
Officers of the Corporation by virtue of their position with the Corporation or the Bank.

    Name          Age    Position         Business Experience<F1>
    ----          ---    --------         -------------------
George W. Hay      55 President and Chief
                      Executive Officer
                      of the Corporation
                      and the Bank

Theodore Deskevich 51 Treasurer of the
                      Corporation and
                      Executive Vice
                      President and
                      Chief Financial
                      Officer of the
                      Bank

Cathy E. Webreck   47 Secretary of the
                      Corporation and
                      Secretary of the
                      Bank

David A. Finui     42 Senior Vice
                      President
                      of the Bank

James D. Zimmerman 38 Senior Vice
                      President
                      of the Bank

<F1> Each of the above persons, except Mr. Zimmerman has held an executive position with the Corporation or Bank for the past
     five years.   Prior to 1994, Mr.Zimmerman was a Vice
     President of the Bank.

     The following table sets forth the cash compensation paid or to be paid by the Bank for services rendered during 1996 to Mr.

Hay, the Chief Executive Officer. No other officer's compensation exceeded $100,000. The Corporation pays no salaries or benefits.

                   SUMMARY COMPENSATION TABLE
                   Annual Compensation <F1><F2>
                   -------------------
Name and
Principal                                    All Other Annual
Position         Year    Salary    Bonus    Compensation <F3><F4>
--------         ----    ------    -----    ------------
George W. Hay    1996   $155,000     0          $19,222
Chief Executive  1995    150,000     0           19,306
Officer <F5><F6> 1994    135,000     0           19,092

<F1> Information with respect to group life, health,
     hospitalization and medical reimbursement plans is not included as they do not discriminate in favor of officers or Directors and are available generally to all salaried employees.

<F2> Does not include amounts attributable to miscellaneous
     benefits. In the opinion of management of the Corporation, the cost of providing such benefits during 1996 did not exceed the lesser of $50,000 or 10% of Mr. Hay's total salary and bonus.

<F3> This represents the Bank's contributions to the Bank's Cash-
     Op Plan on behalf of Mr. Hay and the premiums paid in each year for a policy providing additional retirement benefits. See "Compensation According To Plans - Salary Continuation Agreement".

<F4> The Corporation has no restricted stock, stock option or other long-term incentive plans.

<F5> Mr. Hay entered into an Employment Agreement with the Bank which provides for his salary and bonus, the use of an automobile and all other benefits offered to all salaried employees. In the event of a sale or merger of the Bank, Mr. Hay's compensation will continue for at least five years after the effective date at compensation and benefits not less than those being received at the time of the sale or merger. Mr. Hay may terminate his employment at any time after the sale or merger, but his compensation will continue for the period of the Agreement.

<F6> The Bank maintains an Employees Stock Ownership Plan which is available to all salaried employees. As of the Record
     Date, 297 shares of Common stock were allocated to Mr. Hay's account.

Compensation Committee Report
on Executive Compensation

     The Human Resource Committee, acting as a compensation committee, has the responsibility to recommend to the Bank's Board of Directors the compensation of the Chief Executive Officer and other persons who are deemed to be executive officers of the Bank. The Committee also evaluates performance of management and considers management successor planning and related matters. The Committee reviews with the Bank's Board of Directors all aspects of the compensation of the highest paid officers.

     A salary plan is reviewed for consistency with industry peer group surveys. The peer group consists of banks within the area of similar asset size and additional banks elsewhere within the same asset range. Judgments are made with respect to the value contributed to the Corporation and the Bank by the various officer positions, including the Chief Executive Officer. Individual salary levels are based upon relative importance of the job and performance of the officers in the position.

     As a result of these reviews, salary increases are determined by the Board of Directors. Management of the Bank determines salaries and increases for all other officers and employees based upon performance.

Submitted by Messrs. J. Croner, G. Croner, Hay, Shafer, Wahl and
White.

                 COMPENSATION ACCORDING TO PLANS

Retirement Plan

     All eligible employees of the Bank are covered by an Employees Retirement Plan. The retirement plan is a non-contributory, defined benefit pension plan which provides a normal retirement benefit based on each participant's years of service with the Bank and the participant's average monthly compensation, which is defined as the compensation received during any 60 consecutive months during the last 120 months prior to retirement, divided by 60, which produces the highest average.

     Benefits are equal to one percent of average monthly compensation multiplied by the full years of credited service to normal retirement date. Benefits under the retirement plan are not subject to any deduction for Social Security or other offset amounts. Directors are not entitled to benefits under the retirement plan unless they are also active employees of the Corporation. The following table sets forth the estimated annual benefits payable to an employee retiring in 1996 under the retirement plan, reflecting applicable limitations under Federal tax laws:


Average Annual      Years of service at retirement
Base                ------------------------------
Compensation    10         20          30            40
------------    --         --          --            --
$60,000       $8,106    $16,212     $24,318        $32,424

 80,000       11,406     22,812      34,218         45,624

105,000       15,531     31,062      46,593         62,124

130,000       19,656     39,312      58,968         78,624

155,000       22,956     45,912      68,868         91,824

180,000       22,956     45,912      68,868         91,824


As of December 31, 1996, Mr. Hay had been credited with 10 years of service for purposes of the retirement plan.

     The approximate accrued benefit at age 65 (or retirement if later) based on years of credited service is $43,650 for Mr. Hay.
Covered compensation is based on salary shown in the Summary
Compensation Table.

Salary Continuation Agreement

     The Bank has entered into a Salary Continuation Agreement ("Agreement") which provides for additional payments to Mr. Hay. Pursuant to the Agreement, Mr. Hay, upon retirement at age 65, will receive $4,500 a month from the Bank for the remainder of his lifetime. This sum shall be reduced by $300 per month for each year or fraction thereof retirement precedes January 1, 2007 unless termination of employment is by reason of death or disability. On disability, Mr. Hay will receive full payment as normal retirement. If death, payment shall be to his beneficiary in the amount of $3,500 for 180 months. If Mr. Hay should die after retirement, payments he was receiving will be paid to his beneficiary until an aggregate of 120 payments are made. If Mr. Hay is discharged without cause, payments will be made as if he had taken early retirement. In the event of discharge for cause, no benefits will be paid.

     The Bank has acquired an insurance policy to provide for performance of its liabilities and pays the premiums for such policy. Neither Mr. Hay nor his beneficiary have any right in or claim against the policy.

                 STOCKHOLDERS RETURN PERFORMANCE

     Set forth below is a graph comparing the yearly percentage change in the cumulative total stockholder return on the Corporation's Common Stock against the cumulative total return of S & P Composite 500 Stock Index and the S & P Regional Bank Index for the five years beginning January 1, 1992 and ending December 31, 1996.

[Performance graph ommitted.]

[Following is a description of the Performance Graph in tabular format.]

                                   December 31
                   1991    1992    1993    1994    1995     1996
Corporation        100    94.59   97.97   125.68  125.00   145.95
S & P 500          100   104.50  118.80   110.10  147.70   177.60
Regional Bank      100   123.50  126.90   115.70  175.50   232.40


Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Exchange Act requires the Corporation's officers, directors and persons owning more than 10% of the Corporation's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and such shareholders are required by regulation to furnish the Corporation with copies of all
Section 16(a) forms they file. Except as stated above in "Principal Holders of Stock", the Corporation knows of no person who owned 10% or more of its Common Stock.

     Based upon review of copies of the forms furnished to the Corporation, the Corporation believes that during 1996 all
Section 16(a) filing requirements were complied with in a timely manner, except Gregory A. Croner who filed a later report on Form
4 with respect to shares in his father's estate.

                 TRANSACTIONS WITH MANAGEMENT

     Certain directors, nominees and executive officers and/or their associates were customers of and had transactions with the Corporation or the Bank during 1996. Transactions which involved loans or commitments by the Bank were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectability or present other unfavorable features.

                    FINANCIAL INFORMATION

     A copy of the Corporation's Annual Report to Stockholders for the year ended December 31, 1996 accompanies the Proxy
Statement. Such Annual Report is not a part of the proxy solicitation materials.

     REQUESTS FOR PRINTED FINANCIAL MATERIAL FOR THE CORPORATION OR THE BANK - ANNUAL OR QUARTERLY REPORTS, FORMS 10-K AND 10-Q AND CALL REPORTS - SHOULD BE DIRECTED TO THEODORE DESKEVICH, TREASURER, 534 MAIN STREET, BERLIN, PA 15530, TELEPHONE (814) 267-4666. UPON WRITTEN REQUEST AND PAYMENT OF A COPYING FEE OF TEN CENTS A PAGE, THE CORPORATION WILL FURNISH A COPY OF ALL EXHIBITS TO THE FORM 10-K.

                          AUDITORS

     S. R. Snodgrass, A.C. has audited the Corporation's financial statements for the fiscal year ended December 31, 1996 and the report on such financial statements appears in the Annual Report to Stockholders. S. R. Snodgrass, A.C. has been selected by the Board of Directors to perform an examination of the consolidated financial statements of the Corporation for the year ending December 31, 1997.

     Representatives of S. R. Snodgrass, A.C. are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.


       STOCKHOLDERS PROPOSALS FOR NEXT ANNUAL MEETING

     Any stockholder desiring to present a proposal to be considered at the 1998 Annual Meeting of Stockholders should submit the proposal in writing to: George W. Hay, President, First Philson Financial Corporation, 534 Main Street, Berlin, PA
15530 no later than November 15, 1997.

                     OTHER MATTERS

     The Board of Directors knows of no other matters to be presented at the meeting. If, however, any other business should properly come before the meeting, or any adjournment thereof, it is intended that the proxy will be voted with respect thereto in accordance with the best judgment of the persons named in the proxy.


                              By Order of the Board of Directors



                              Cathy E. Webreck
                              Secretary

          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS OF
              FIRST PHILSON FINANCIAL CORPORATION

     The undersigned stockholder(s) of FIRST PHILSON FINANCIAL CORPORATION, Berlin, Pennsylvania do(es) hereby appoint Tommy R. Croner and H. Dean White or either one of them my (our) true attorney(s) with full power of substitution, for me (us) and in my (our) name(s), to vote all the common stock of said Corporation standing in my (our) name(s) on its books on February 28, 1997, at the Annual Meeting of Stockholders to be held at the Corporation's Headquarters Office, 534 Main Street, Berlin, Pennsylvania 15530, on April 15, 1997, at 1:30 p.m. or any adjournment(s) thereof as follows:

Mark an "X" in the box below to indicate your vote.

1.   Election of Directors:

     FOR all nominees listed below      WITHHOLD AUTHORITY
     (Except as marked to the contrary  to vote for all
     below) [ ]                         nominees listed below [ ]

     SPECIAL INSTRUCTIONS: To WITHHOLD authority to vote for any individual nominee(s), draw a line through the nominee's name(s) below.

         Class III Directors for Terms Expiring in 2000
         ----------------------------------------------

         Lewis W. Berkley              Gary W. Sterner
         James E. Croner               Earl K. Wahl, Jr.


2. In accordance with the recommendations of management, to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

     IN ABSENCE OF A CONTRARY DIRECTION, THE SHARES REPRESENTED
     SHALL BE VOTED IN FAVOR OF ITEM I AND IN ACCORDANCE WITH THE
     RECOMMENDATION OF MANAGEMENT WITH RESPECT TO ITEM 2.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     AND MAY BE REVOKED PRIOR TO EXERCISE.

     This will ratify and confirm all that said attorney(s) may do or cause to be done by virtue hereof. Said attorney(s) is (are) hereby authorized to exercise all the power that I
     (we) would possess if present personally at said meeting or any adjournment(s) thereof. I (we) hereby revoke all proxies by me (us) heretofore given for any meeting of Stockholders of said Corporation. Receipt is acknowledged of the Notice and Proxy Statement for said meeting, each dated March 14, 1997.

     If you plan on attending the meeting in person, please indicate in the box below.

     WILL ATTEND [  ]        Number of Shares
                                             --------------



                             -------------------------------
                             Signature of Stockholder


                             -------------------------------
                             Signature of Stockholder

Dated:                       Please date and sign exactly as your
       -------------------   name(s) appear(s) hereon.  When
                             signing as attorney, executor,
                             administrator, trustee, or guardian,
                             etc., you should indicate your full
                             title.  If stock is in joint
                             name(s), each joint owner should
                             sign.










  PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ADDRESSED ENVELOPE